Exhibit 10.39

COOPERATION LETTER AGREEMENT

This Cooperation Letter Agreement (“Letter Amendment”) is made and entered into this ____ of October 2022 by and between LanzaTech, Inc., a company organized and existing under the laws of Delaware (“LanzaTech”), Suncor Energy Inc. a corporation existing under the laws of Canada (“Suncor”) and BGTF LT Aggregator LP, a limited partnership registered in Delaware (“Brookfield”).  Each of LanzaTech, Suncor and Brookfield shall be referred to herein, individually, as a “Party,” and, collectively, as the “Parties”.

RECITALS

WHEREAS, LanzaTech and Suncor are party to a Master Licensing Agreement dated October 6, 2020 pursuant to which LanzaTech grants to Suncor certain commercial rights relating to LanzaTech’s technology and business (“Master Licensing Agreement”).

WHEREAS, LanzaTech and Brookfield are party to a Framework Agreement dated the date of this Letter Agreement pursuant to which LanzaTech grants to Brookfield certain rights relating to projects that deploy LanzaTech’s technology (“Framework Agreement”).

WHEREAS, LanzaTech and Suncor have agreed to enter into an amendment to the Master Licensing Agreement dated on or about the date of this Letter Agreement pursuant to which Suncor’s commercial rights relating to LanzaTech’s technology are amended in order to implement Brookfield’s rights relating to projects that deploy LanzaTech’s technology under the Framework Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

AGREEMENT

Article 1

Definitions and Interpretation

1.1

The Parties acknowledge that under the Master Licensing Agreement, LanzaTech has granted to Suncor a right of first refusal with respect to any project investment opportunity that is to be offered to or by LanzaTech from or to a party other than LanzaTech or Suncor in respect of certain LanzaTech projects.

1.2	The Parties acknowledge that under the Framework Agreement, LanzaTech has granted to Brookfield certain rights to invest in certain projects that deploy LanzaTech technology.

Article 2

First Right of Refusal to certain Suncor Projects

2.1	The Parties hereby agree the following:
(a)

Where, in accordance with the terms of the Framework Agreement, LanzaTech notifies Brookfield of an equity investment opportunity for a project in Canada and/or the State of Colorado pursuant to an FID Notice (as defined in the Framework Agreement, which in general terms is notice that the project is construction-ready), LanzaTech will, at the latest, simultaneously notify Suncor of the existence of the relevant project investment opportunity.

(b)

Where, in accordance with the terms of, and pursuant to, the Framework Agreement, Brookfield or its designee pursues after receipt of an FID Notice (as defined in the Framework Agreement) an equity investment opportunity in respect of a construction-ready project in Canada and/or the State of Colorado that uses LanzaTech Licensed Subject Matter (as defined in the Master Licensing Agreement), Brookfield hereby grants to Suncor the right, exercisable at Suncor’s sole discretion, to invest in such project in an amount up to [***] of the required equity capital for such project on terms to be proposed by Brookfield and agreed at the time, but that will in no event be less favorable on a per share or equivalent economic unit basis in any material respect than those of other equity capital investors (including Brookfield) in such project; provided, that governance and other non-economic terms shall be commercially reasonable but otherwise determined by Brookfield in good faith. Brookfield shall notify Suncor in writing of the terms of the offer (the “Suncor FID Notice”). Suncor shall have [***] from the receipt of such Suncor FID Notice to agree to invest in such project on the terms set out in such Suncor FID Notice. Where Suncor does not agree to invest on such terms or does not respond to the Suncor FID Notice within [***] of receipt, then Brookfield or its designee may either (i) invest one hundred percent (100%) of the equity capital in such project itself (including with its affiliates) or (ii) enter into an agreement with one or more parties for the required equity capital for such project on terms that are either consistent on a per share or equivalent economic unit basis in all material respects to the terms in the Suncor FID Notice (or any subsequent offer to Suncor) or less favorable on a per share or equivalent economic unit basis to the investor than those offered to Suncor in the Suncor FID Notice (or any subsequent offer to Suncor) (as reasonably determined by Brookfield in good faith).

Suncor projects

(c)

Where Suncor establishes a project that uses LanzaTech Licensed Subject Matter that in Suncor’s complete discretion requires equity capital from a party other than Suncor and its affiliates, Suncor hereby agrees to:

(i)	notify Brookfield of such investment opportunity (“Suncor Project Notice”); and
(ii)	consider any investment proposal that Brookfield presents within [***] and prior to execution of any final agreements with any third parties,

provided that Suncor is under no obligation to delay ongoing negotiations during this period, or accept any investment proposal provided by Brookfield or, after compliance with Article 2.1(c)(ii), delay the execution of any agreement(s).

Article 3

Governing law

3.1

This Letter Agreement and all matters arising out of or relating to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law that would impose the law of another jurisdiction, and the Parties agree for any dispute arising in connection with this Agreement, subject to Article 4, to accept and submit to the exclusive jurisdiction of the courts of the State of New York.

Article 4

Dispute resolution

4.1

The Parties shall in good faith attempt to resolve any claim, dispute or difference between them arising out of or in connection with this Letter Agreement or the implementation of any of the provisions of this Letter Agreement.

4.2

In the event of a dispute arising between the Parties under or in connection with the Letter Agreement, the Parties may agree to submit the dispute to arbitration, or either Party may, within the limitation periods prescribed by law, commence litigation with respect to the dispute.

4.3

Should the Parties agree to resolve the dispute by arbitration, then the dispute shall be submitted for arbitration before a single arbitrator with the costs associated with the arbitrator and other costs of arbitration shared equally between the Parties and each Party bearing their own costs of the arbitration and shall be conducted at a venue mutually agreed between the Parties.

Article 5

Miscellaneous

5.1	Notices
(a)

Any notice or other document to be given under this Letter Agreement shall be in writing and shall be deemed to have been duly given if left at or sent by hand or by certified or registered post to a Party at the address set out below for such Party or such other address as one Party may from time to time designate by written notice to the other.

(b)

Any such notice or other document shall be deemed to have been received by the addressee [***] following the date of dispatch if the notice or other document is sent by certified or registered post, or upon confirmation of delivery or transmission if sent by hand.

If to LanzaTech:

Address:	[***]
Attn:	[***]

If to Suncor:

Address:	[***]
Attn:	[***]

If to Brookfield:

Address:	[***]
Attn:	[***]

5.2	Entire Agreement

This Letter Agreement sets forth the entire agreement between the Parties and supersede all previous agreements and understandings, whether oral or written, between the Parties with respect to the subject matter of this Letter Agreement, with the exception of the Master License Agreement which is not superseded or amended by this Letter Agreement.

5.3	Amendment

This Letter Agreement may not be amended, varied, supplemented or otherwise modified except as expressly stated in this Letter Agreement or by an instrument in writing signed by an authorized representative of each Party.

5.4	No joint venture or partnership

It is not the intention of the Parties to create nor shall this Letter Agreement be deemed or construed to create a partnership, joint venture, association, trust or fiduciary relationship or to authorize the other Party to act as an agent, servant or employee for any other Party.

5.5	Costs

Each Party shall bear its own costs and expenses incurred in connection with the preparation and execution of this Letter Agreement.

5.6	Execution of Agreement

This Letter Agreement may be executed in counterparts that together shall be deemed to constitute one valid and binding Letter Agreement and delivery of counterparts may be effected by means of facsimile transmission or PDF with the same effect as if original copies had been delivered.

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Letter Agreement as of the day and year first written above.

Signed for and on behalf of

LanzaTech, Inc.

/s/ Jennifer Holmgren
Name

CEO
Title
October 2, 2022
Date

Signed for and on behalf of

Suncor Energy Inc.

/s/ Andrea Decore
Name
VP Low Carbon Fuels & GHG Offsets
Title
September 28, 2022
Date

Signed for and on behalf of

BGTF LT Aggregator LP
by
BGTF BERMUDA GP LIMITED, its general partner

/s/ James Bodi
Name
Director
Title
October 2, 2022
Date